Exhibit 10.1

Private & Confidential		EXECUTION VERSION
Dated May 31, 2017

DORIAN LPG FINANCE LLC
as Borrower

THE ENTITIES
listed in Schedule 1, Part B
as Upstream Guarantors

DORIAN LPG LTD.
as Facility Guarantor

ABN AMRO CAPITAL USA LLC
CITIBANK N.A., LONDON BRANCH
and
THE OTHER BANKS AND FINANCIAL INSTITUTIONS
listed in Schedule 1, Part D
as Bookrunners

THE BANKS AND FINANCIAL INSTITUTIONS
listed in Schedule 1, Part E
as Mandated Lead Arrangers

THE BANKS AND FINANCIAL INSTITUTIONS
listed in Schedule 1, Part F
as Commercial Lenders

THE BANKS AND FINANCIAL INSTITUTIONS
listed in Schedule 1, Part G
as KEXIM Lenders

THE EXPORT-IMPORT BANK OF KOREA
as KEXIM

THE BANKS AND FINANCIAL INSTITUTIONS
listed in Schedule 1, Part I
as K-sure Lenders

THE BANKS AND FINANCIAL INSTITUTIONS
Listed in Schedule 1, Part J
as Swap Banks

ABN AMRO CAPITAL USA LLC
as Global Coordinator, Administrative Agent and Security Agent

CITIBANK N.A., LONDON BRANCH
or any of its holding companies, subsidiaries or affiliates
as ECA coordinator

CITIBANK N.A., LONDON BRANCH
as ECA Agent

AMENDMENT NO. 2 TO FACILITY AGREEMENT for a Loan of (originally) up to $758,105,296

AMENDMENT NO. 2 TO FACILITY AGREEMENT (this Amendment), dated as of May 31, 2017 and effective as of the Effective Date, relating to the Facility Agreement dated March 23, 2015, as amended by Amendment No. 1 dated as of June 15, 2015 and as further amended by a Side Letter dated February 1, 2016 (collectively, the Original Facility Agreement, and as further amended hereby, the Facility Agreement), made among (1) Dorian LPG Finance LLC, as borrower (the Borrower), (2) the entities listed in Schedule 1, Part B therein, as upstream guarantors, (3) Dorian LPG Ltd., as facility guarantor (the Facility Guarantor), (4) ABN AMRO Capital USA LLC (the Security Agent), Citibank N.A., London Branch (Citi) and the other banks and financial institutions listed in Schedule 1, Part D therein, as bookrunners, (5) the banks and financial institutions listed in Schedule 1, Part E therein, as mandated lead arrangers, (6) the banks and financial institutions listed in Schedule 1, Part F therein, as commercial lenders (the Commercial Lenders), (7) the banks and financial institutions listed in Schedule 1, Part G therein, as KEXIM lenders (the KEXIM Lenders), (8) the Export-Import Bank of Korea, as KEXIM (KEXIM), (9) the banks and financial institutions listed in Schedule 1, Part I therein, as K-sure lenders (the K-sure Lenders, and together with the Commercial Lenders, KEXIM and the KEXIM Lenders, the Lenders and each a Lender), (10) the banks and financial institutions listed in Schedule 1, Part J therein, as swap banks, (11) the Security Agent as global coordinator, administrative agent, and security agent, (12) Citi, as ECA coordinator, and (13) Citi, as ECA Agent (as may be amended, supplemented, varied, extended or replaced from time-to-time), pursuant to which the Lenders agreed to make available to the Borrower, upon the terms and conditions therein described, a loan facility in the original amount of up to Seven Hundred Fifty Eight Million One Hundred Five Thousand Two Hundred Ninety Six United States Dollars (USD$758,105,296).
W I T N E S S E T H:
WHEREAS, pursuant to Clause 19.2 (Financial condition) of the Original Facility Agreement, the Facility Guarantor is required to maintain Consolidated Liquidity at least equal to the Liquidity Reserve Required Balance, of which the Minimum Earnings Account Balance shall be held in an Earnings Account pursuant to Clause 25.1 (Earnings Accounts);
WHEREAS, as of the date of this Amendment, the balance of the Earnings Account is $44,800,000; and
WHEREAS, the Borrower has requested that (i) $26,800,000 be released from the Earnings Account of the Borrower in order to prepay amounts outstanding under the Original Facility Agreement and the KEXIM Prepayment Fee and (ii) certain amendments be made to the Original Facility Agreement, as set forth in this Amendment, including amongst other things, an amendment to the defined term "Minimum Earnings Account Balance" and the deletion of the defined term "Liquidity Reserve Required Balance";
NOW, THEREFORE, subject to, and upon the terms and conditions herein set forth, and in consideration of the mutual agreements, provisions, covenants and conditions contained herein, the parties to the Original Facility Agreement hereby agree to amend certain provisions of the Facility Agreement to reflect the parties' understanding of the aforementioned matters as follows:
1.	DEFINITIONS
1.1
Wherever used in this Amendment, unless the context requires otherwise: (i) terms defined in the recitals hereto shall have the meanings assigned to them in such recitals and (ii) Clause 1 (Definitions and Interpretation) of the Original Facility Agreement shall apply herein, mutatis mutandis, as if set out in this Amendment in full.

1.2	The Finance Parties and the Obligors designate this Amendment as a Finance Document.

2.	AMENDATORY PROVISIONS
2.1
From and after the Effective Date (as defined in Clause 3.1), all references in the Original Facility Agreement to "this Agreement" (or words or phrases of a similar meaning) shall be deemed to be references to the Original Facility Agreement as amended by this Amendment unless the context otherwise specifically requires.

2.2	In Clause 1.1 (Definitions) of the Original Facility Agreement, the following definition shall be inserted:
Approved Debt Refinancing means the refinancing of the credit facilities extended under the RBS Facility Agreement (either pursuant to a Norwegian bond offering or otherwise) in an amount equal to or greater than the amount outstanding under the RBS Facility Agreement at such time.
2.3	In Clause 1.1 (Definitions) of the Original Facility Agreement, the following definition shall be inserted:
Approved Equity Offering means an offering by the Facility Guarantor of common stock which results in the delivery of cumulative net proceeds (after deducting underwriting discounts and commissions and all other expenses incurred by the Facility Guarantor and/or any of its Subsidiaries directly in connection with such offering, the "Cumulative Net Equity Proceeds") of at least $50,000,000 to the Facility Guarantor, together with a certificate in a form satisfactory to the Security Agent, detailing the calculation of the Cumulative Net Equity Proceeds in connection with such offering.
2.4	In Clause 1.1 (Definitions) of the Original Facility Agreement, the definition of "Minimum Earnings Account Balance" shall be deleted and replaced in its entirety by the following:
Minimum Earnings Account Balance means, (a) at all times prior to the date falling six months from the date of Amendment No. 2 to this Agreement, the lesser of (i) $18,000,000 and (ii) $1,000,000 for each Mortgaged Ship, (b) at all times from the date falling six months from the date of Amendment No. 2 to this Agreement through the date falling on the first anniversary of the date of Amendment No. 2 to this Agreement, the lesser of (i) $29,000,000 and (ii) $1,611,111 for each Mortgaged Ship, (c) at all times after the date falling on the first anniversary of the date of Amendment No. 2 to this Agreement, the lesser of (i) $40,000,000 and (ii) $2,222,222 for each Mortgaged Ship and (d) if the Facility Guarantor completes a transaction or transactions constituting an Approved Equity Offering, an amount at least equal to 5% of the total principal amount of the Loan, but at no time less than the lesser of (i) $20,000,000 and (ii) $1,111,111 for each Mortgaged Ship, which shall be held in an Earnings Account pursuant to Clause 25.1 (Earnings Account), provided that this definition may not be amended or waived in any manner without the prior written consent of all Lenders.
2.5	In Clause 1.1 (Definitions) of the Original Facility Agreement, the definition shall of "Minimum Value" shall be deleted and replaced in its entirety by the following:
Minimum Value means (i) at all times prior to and through March 31, 2018, the amount in dollars which is at that time 125% of the outstanding Loan, (ii) at all times from April 1, 2018 through March 31, 2019, the amount in dollars which is at that time 130% of the outstanding Loan, and (iii) at all times after March 31, 2019, the amount in dollars which is at that time 135% of the outstanding Loan.
2.6	In Clause 1.1 (Definitions) of the Original Facility Agreement, the definition of "Liquidity Reserve Required Balance" shall be deleted.

2.7
In Clause 1.1 (Definitions) of the Original Facility Agreement, the last sentence of the definition of "Security Value" shall be deleted and replaced by the following sentence:

 For the avoidance of doubt, the Minimum Earnings Account Balance shall not be taken into account when calculating Security Value.

2.8
In Clause 17.17 (Security and Financial Indebtedness) of the Original Facility Agreement, the following words shall be added after the words "RBS Facility Agreement": "or an Approved Debt Refinancing".

2.9	In Clause 19.1 of the Original Facility Agreement (Financial Definitions), part (b) of the definition of "Consolidated EBITDA" shall be deleted and replaced in its entirety by the following:
(b)
minus, to the extent added in computing the consolidated net income of the Facility Guarantor for that accounting period, (i) any non-cash gains, (ii) any extraordinary gains on asset sales not incurred in the ordinary course of business, (iii) the effect of the termination of the interest rate swaps executed on November 2, 2016 and (iv) all fees and expenses incurred in connection with Amendment No. 2 to this Agreement including any fees set forth therein.

2.10	In Clause 19.1 of the Original Facility Agreement (Financial Definitions), the definition of "Consolidated Liquidity" shall be deleted and replaced in its entirety by the following:
Consolidated Liquidity means, on a consolidated basis, the sum of (a) cash and (b) Cash Equivalents, in each case held by the Facility Guarantor on a freely available and unencumbered basis, provided that (1) cash and Cash Equivalents shall at all times be deemed to include cash held in the Earnings Accounts, (2) at all times prior to and through the date falling on the first anniversary of the date of Amendment No. 2 to this Agreement, unless the Facility Guarantor completes a transaction or transactions constituting an Approved Equity Offering, cash and Cash Equivalents shall be deemed to include (x) all cash amounts on the balance sheet of the Facility Guarantor (excluding $6,000,000 pledged pursuant to the terms of the RBS Facility Agreement until such time as such amount is released to the Facility Guarantor or any of its Subsidiaries in which case it shall be included as cash for the purposes of this calculation), and (y) all cash held in accounts by Helios LPG Pool LLC attributable to the vessels owned directly or indirectly by the Obligors or their Subsidiaries, and (3) for the purposes of the calculation and testing set forth in Clause 19.2(a)(ii)(B), all cash held in accounts by Helios LPG Pool LLC attributable to the vessels owned directly or indirectly by the Obligors or their Subsidiaries shall at all times be included as cash.
2.11	In Clause 19.1 of the Original Facility Agreement (Financial Definitions), the definition of "Current Liabilities" shall be deleted and replaced in its entirety by the following:
Current Liabilities shall be determined in accordance with GAAP and as stated in the then most recent Accounting Information, but shall exclude (i) balloon payments due at maturity under this and other credit facilities to which the Facility Guarantor is a party and (ii) at all times prior to and through March 31, 2019, any amounts booked as current portion of long-term debt (as determined in accordance with GAAP).
2.12	Clause 19.2(a) of the Original Facility Agreement shall be deleted and replaced in its entirety by the following:
Minimum Liquidity: (i) Prior to the Facility Guarantor completing a transaction or transactions constituting an Approved Equity Offering, Consolidated Liquidity shall at all times be maintained in an amount at least equal to $40,000,000, of which an amount at least equal to the applicable Minimum Earnings Account Balance for the relevant period shall be held in an Earnings Account pursuant to Clause 25.1 (Earnings Accounts); and
(ii) If the Facility Guarantor completes a transaction or transactions constituting an Approved Equity Offering, (A) Consolidated Liquidity shall at all times thereafter be at least equal to the applicable Minimum Earnings Account Balance pursuant to subsection (d) of such definition and such Minimum Earnings Account Balance shall be held in an Earnings Account pursuant to Clause 25.1 (Earnings Accounts), and (B) if such Minimum Earnings Account Balance is, due to the sale of a Ship or Ships, less than $20,000,000, then the Facility Guarantor shall ensure that Consolidated Liquidity be, at the end of each fiscal quarter, at least equal to $1,100,000 for each vessel indirectly or directly owned or chartered in (as determined in accordance with GAAP) by the Obligors or their Subsidiaries, such amount to include, inter alia, all cash held in accounts by Helios LPG Pool LLC attributable to the vessels owned directly or indirectly by the Obligors or their Subsidiaries.
Notwithstanding the foregoing, prior to and through the date falling on the first anniversary of the date of Amendment No. 2 to this Agreement , the Facility Guarantor shall have five (5) Business days in which to cure any breach of this Clause 19.2(a) (Financial Condition) with respect only to amounts not required to be held in Earnings Accounts;
2.13	Clause 19.2(c) of the Original Facility Agreement shall be deleted and replaced in its entirety by the following:
Minimum Interest Coverage: It maintains a ratio of Consolidated EBITDA to Consolidated Net Interest Expense of greater than or equal to: (i) 1.25 at all times prior to and through March 31, 2018, (ii) 1.50 at all times from April 1, 2018 through March 31, 2019, and (iii) 2.50 from April 1, 2019 and at all times thereafter;
2.14	In Clause 20 (General Undertakings), the following new Clause 20.15 shall be inserted:
20.15  Negative Covenant in respect of Dividends by the Facility Guarantor
In addition to the restrictions set forth in Clause 26.12 (Distributions and other payments), the Facility Guarantor shall not, until the earlier of (a) such time as the Facility Guarantor completes a transaction or transactions constituting an Approved Equity Offering and (b) the date falling on the second anniversary of the date of Amendment No. 2 to this Agreement, declare or pay any dividends or return any capital to its equity holders or authorize or make any other distribution, payment or delivery of property or cash to its equity holders, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for value, any interest of any class or series of its Equity Interests (except as specified in the Facility Guarantor's equity incentive plan on file with the SEC and as approved from time to time by the Facility Guarantor's board of directors), or acquire any rights, options or warrants relating thereto but not including convertible debt, now or hereafter outstanding, or repay any subordinated loans to equity holders or set aside any funds for any of the foregoing purposes.
2.15	In Clause 20 (General Undertakings), the following new Clause 20.16 shall be inserted:
20.16  Negative Covenant in respect of prepayment of RBS Facility Agreement
Other than in connection with an Approved Debt Refinancing, the Facility Guarantor shall not make, and shall ensure that no borrower thereunder makes, any prepayment of debt under the RBS Facility Agreement, other than scheduled repayments set forth in such agreement, until the earlier of (a) such time as the Facility Guarantor completes a transaction or transactions constituting an Approved Equity Offering and (b) the date falling on the second anniversary of the date of Amendment No. 2 to this Agreement.
2.16
Clause 25.1(e) (Earnings Account) shall be amended to (a) delete sub-clause (iv), (b) delete the word "and" at the end of sub-clause (iii) and add it to the end of sub-clause (ii), and (c) replace the semi-colon at the end of sub-clause (iii) with a period.

2.17	In Schedule 3 (Conditions Precedent), Part 2 (Conditions precedent to each Utilization Date), the last sentence of Item 7 (Establishment of Accounts) shall be deleted.
2.18	In Schedule 9 (Compliance Certificate), Item 2(a) shall be deleted in its entirety and replaced by the following:
the Consolidated Liquidity as required by Clause 19.2(a) (Minimum Liquidity):
[TO BE INCLUDED PRIOR TO AN APPROVED EQUITY OFFERING: is [●].  The Minimum Earnings Account Balance is $[●] and is being maintained in an Earnings Account.]
[TO BE INCLUDED FOLLOWING AN APPROVED EQUITY OFFERING: is [●], which is at least equal to the applicable Minimum Earnings Account Balance (pursuant to subsection (d) of such definition). The Minimum Earnings Account Balance is $[●] and is being maintained in an Earnings Account.]
[TO BE INCLUDED FOLLOWING AN APPROVED EQUITY OFFERING IF THE MINIMUM EARNINGS ACCOUNT BALANCE IS, DUE TO THE SALE OF A SHIP OR SHIPS, LESS THAN $20,000,000:  is [●] (a) which is at least equal to the applicable Minimum Earnings Account Balance (pursuant to subsection (d) of such definition) and (b) which is at least equal to $1,100,000 for each vessel indirectly or directly owned or chartered in (as determined in accordance with GAAP) by the Obligors or their Subsidiaries, such amount to include, inter alia, [●] which constitutes all cash held in accounts by Helios LPG Pool LLC attributable to the vessels owned directly or indirectly by the Obligors or their Subsidiaries.  The Minimum Earnings Account Balance is $[●] and is being maintained in an Earnings Account.
3.	CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT
3.1
This Amendment shall not be effective unless and until the date the Administrative Agent, or its duly authorized representative, shall have received all of the documents and other evidence listed in Schedule 1 hereto (Conditions Precedent to Effectiveness of Amendment No. 2) (other than those set forth in Clause 3(b) of such Schedule), in form and substance satisfactory to the Administrative Agent and at such time, this Amendment shall be deemed effective as of May 31, 2017 (the "Effective Date").

4.	SATISFACTION OF DELIVERY OF CONSOLIDATED BUDGET AND RELEASE OF $26,800,000 FOR THE PURPOSE OF PREPAYING THE LOAN
4.1
By their execution hereof, each of the Lenders and the K-sure Lenders: (a) confirm that the requirement to submit a consolidated budget pursuant to Clause 18.1(a)(iv) of the Facility Agreement has been fulfilled for the fiscal year ending March 31, 2018 by virtue of the delivery of the cash forecast previously provided by the Borrower pursuant to the request for this Amendment; and (b) agree to the release of $26,800,000 from the Earnings Account of the Borrower to an account designated by the Administrative Agent, within a reasonable time after the Effective Date, to be used to (i) prepay the Loan (including accrued interest), with such prepayments to be applied in order of maturity, and (ii) pay the KEXIM Prepayment Fee.
5.	NO FURTHER CHANGES
5.1	Except as provided herein, all the remaining provisions of the Original Facility Agreement shall remain unchanged, valid and binding on all the parties thereto.
6.	REPRESENTATIONS AND WARRANTIES
6.1	The representations and warranties made in Clause 17 (Representations) of the Original Facility Agreement shall be deemed repeated as of the date hereof.
6.2
The amount of $26,800,000 to be released from the Earnings Account of the Borrower within a reasonable time after the Effective Date shall be paid into an account designated by the Administrative Agent and shall be used solely to (i) prepay the Loan (including accrued interest), with such prepayments to be applied in order of maturity, and (ii) pay the KEXIM Prepayment Fee.

7.	EXISTING SECURITY
Each Obligor confirms that the Security Documents to which it is a party:
7.1	shall continue to secure all liabilities which are expressed to be secured by them; and
7.2	shall continue in full force and effect in all respects.
8.	FURTHER ASSURANCE
8.1
Each Obligor shall, at the reasonable request of the Administrative Agent and at its own expense, do all such acts and things necessary or advisable to give effect to the amendments made or to be made pursuant to this Amendment.

9.	GOVERNING LAW
9.1
The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement.

10.	SUBMISSION TO JURISDICTION; WAIVERS
10.1
Any legal action or proceeding with respect to this Amendment shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Amendment, each of the Obligors executing this Amendment hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing in this Amendment shall limit the right of the Finance Parties to commence any proceeding in the federal or state courts of any other jurisdiction to the extent a Finance Party determines that such action is necessary or appropriate to exercise its rights or remedies under this Amendment. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

Schedule 1
Conditions Precedent to Effectiveness of Amendment No. 2
1.          Corporate Documents
A certificate of an authorized signatory of each Obligor certifying (i) that each copy document relating to it specified in Part 1 of Schedule 3 to the Original Facility Agreement remains correct, complete and in full force and effect as at a date no earlier than a date approved for this purpose and that any resolutions or power of attorney referred to in Part 1 of Schedule 3 to the Original Facility Agreement in relation to it have not been revoked or amended; (ii) that any resolutions or power of attorney referred to in Part 1 of Schedule 3 to the Original Facility Agreement in relation to it have not been revoked or amended; (iii) resolutions of the board of directors and/or managers, members or managing members, as applicable, of each Obligor (or any committee of such board empowered to approve and authorize the following matters) approving the terms of, and the transactions contemplated by, this Amendment and resolving that it executes this Amendment and any documents necessary in connection therewith and authorizing a specified person or persons to execute the Amendment and any such documents; and (iv) any power of attorney under which any person is to execute this Amendment or any documents in connection therewith.
2.          Executed Documents
(a)          This Amendment.
3.          Fees
(a)          Evidence that the Borrower has paid to the Lenders pursuant to an invoice provided by the Administrative Agent an amendment fee equal to $1,005,330, being 0.15% of the Loan.
(b)          As a condition subsequent to the Effective Date, evidence that any other fees (including Prepayment Fees), commissions, costs and expenses that are due from the Obligors pursuant to the terms of the Facility Agreement, including but not limited to pursuant to Clause 11 (Fees) and Clause 16 (Costs and expenses) have been paid within 30 days of the Effective Date or, in the event that any third party or other service provider fails to timely produce a properly documented invoice in connection with such fees, costs, commissions or expenses, such later date as the Administrative Agent may agree with the Borrower.
4.          No Default
No Default shall have occurred and be continuing under the Facility Documents or will occur by virtue of entering into this Amendment or the transactions contemplated hereby.
5.          No Material Adverse Change
In the determination of the Required Lenders, no Material Adverse Change shall have occurred.
6.          Opinions
(a)          A legal opinion of counsel to the Obligors addressed to the Finance Parties and K-sure on matters of New York law, substantially in the form approved by all the Lenders prior to signing this Agreement and subject to the Required Lenders' instructions.
(b)          A legal opinion of counsel to the Obligors addressed to the Finance Parties and K-sure in each jurisdiction in which an Obligor is incorporated or formed, substantially in the form approved by all the Lenders prior to signing this Agreement and subject to the Required Lenders' instructions.
(c)          Any and all other legal opinions that may be required by the Lenders, subject to the Required Lenders' instructions.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

DORIAN LPG FINANCE LLC
As Borrower
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
COMET LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
CORVETTE LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
DORIAN SHANGHAI LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
Signature Page to Amendment No. 2 to Facility Agreement

DORIAN HOUSTON LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
DORIAN SAO PAULO LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
CONCORDE LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
CONSTELLATION LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
DORIAN ULSAN LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
Signature Page to Amendment No. 2 to Facility Agreement

DORIAN AMSTERDAM LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
DORIAN MONACO LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
DORIAN BARCELONA LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
DORIAN TOKYO LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
DORIAN DUBAI LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
DORIAN GENEVA LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:

Signature Page to Amendment No. 2 to Facility Agreement

DORIAN CAPE TOWN LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
COMMANDER LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
DORIAN EXPLORER LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
DORIAN EXPORTER LPG TRANSPORT LLC
As Upstream Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title:
Signature Page to Amendment No. 2 to Facility Agreement

DORIAN LPG LTD.
As Facility Guarantor
By: /s/ Theodore B. Young
Name: Theodore B. Young
Title: Chief Financial Officer and Treasurer
ABN AMRO CAPITAL USA LLC
As Bookrunner, Mandated Lead Arranger, Global Coordinator, Administrative Agent, Security Agent and Original Lender
By:	/s/ Rajbir Talwar	By:	/s/ Urvashi Zutshi
Name:	Rajbir Talwar	Name:	Urvashi Zutshi
Title:	Director	Title:	Managing Director

ABN AMRO BANK N.V.
As Swap Bank
By:	/s/ J.C. Lommers	By:	/s/ K.H. Tieleman
Name:	J.C. Lommers	Name:	K.H. Tieleman
Title:	Director	Title:

CITIBANK N.A., LONDON BRANCH
As Bookrunner, Mandated Lead Arranger, ECA Coordinator, ECA Agent and Original Lender
By:	/s/ Meghan O'Connor	By:
Name:	Meghan O'Connor	Name:
Title:	Vice President	Title:

Signature Page to Amendment No. 2 to Facility Agreement

CITIBANK, N.A.
As Swap Bank
By:	/s/ Meghan O'Connor	By:
Name:	Meghan O'Connor	Name:
Title:	Vice President	Title:

THE EXPORT-IMPORT BANK OF KOREA
As Mandated Lead Arranger, Swap Bank and Original Lender
By:	/s/ Szo Hyz Lim	By:
Name:	Szo Hyz Lim	Name:
Title:	Senior Loan Officer	Title:

ING CAPITAL MARKETS LLC
As Swap Bank
By:	/s/ Summer Farris	By:	/s/ Moses Lin
Name:	Summer Farris	Name:	Moses Lin
Title:	Director	Title:	Director

ING BANK N.V., LONDON BRANCH
As Bookrunner, Mandated Lead Arranger and Original Lender
By:	/s/ Adam Byrne	By:	/s/ Graham Wallden
Name:	Adam Byrne	Name:	Graham Wallden
Title:	Managing Director	Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Facility Agreement

DVB BANK SE
As Bookrunner, Mandated Lead Arranger, Swap Bank and Original Lender
By:	/s/ Nikolaos Chontzopoulos	By:	/s/ Dimitrios Tzavaras
Name:	Nikolaos Chontzopoulos	Name:	Dimitrios Tzavaras
Title:	Senior Vice President	Title:	Vice President

COMMONWEALTH BANK OF AUSTRALIA, NEW YORK BRANCH
As Swap Bank and Original Lender
By:	/s/ Lauren Wilks	By:
Name:	Lauren Wilks	Name:
Title:	Associate Director	Title:

DEUTSCHE BANK AG, HONG KONG BRANCH
As Mandated Lead Arranger and Original Lender
By:	/s/ Edward Hui	By:	/s/ Ken Cheng
Name:	Edward Hui	Name:	Ken Cheng
Title:	Director	Title:	Assistant Vice President
	Structured Trade & Export Finance		Structured Trade & Export Finance
	Hong Kong		Hong Kong

DZ BANK AG
DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK
FRANKFURT AM MAIN
As Original Lender
By:	/s/ Ilko Jantschev	By:	/s/ Steffen Philipp
Name:	Ilko Jantschev	Name:	Steffen Philipp
Title:	VP	Title:	Vice President

Signature Page to Amendment No. 2 to Facility Agreement

SANTANDER BANK, N.A.
As Original Lender
By:	/s/ Payal Sheth	By:	/s/ Puiki Lok
Name:	Payal Sheth	Name:	Puiki Lok
Title:	Vice President	Title:	Vice President

BANCO SANTANDER, S.A.
As Mandated Lead Arranger

By:	/s/ Jose Luis Diaz Cassou	By:	/s/ Remedios Cantalapiedr
Name:	Jose Luis Diaz Cassou	Name:	Remedios Cantalapiedr
Title:	E-D	Title:	V-P

Signature Page to Amendment No. 2 to Facility Agreement